DAIMLERCHRYSLER

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Credit Suisse First Boston Corporation ("CSFB") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at 212-325-2747.

                          CREDIT SUISSE FIRST BOSTON

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Deustche Bank Securities Inc. ("Deustche Bank") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Deustche Bank Trading Desk at 212-469-7730.

                                $1,500,000,000

                      DaimlerChrysler Auto Trust 2001-A


                      CHRYSLER FINANCIAL COMPANY L.L.C.
                             Seller and Servicer









                           COMPUTATIONAL MATERIALS





The following 18 pages only may be distributed to potential purchasers


The Computational Materials form MUST accompany every Computational Materials package.





                                                      BEAR, STEARNS & CO. INC.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Bear, Stearns & Co. Inc. ("Bear Stearns") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Bear Stearns Trading Desk at 212-272-4955.

     General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns by calling the telephone number listed above.

[Bear Stearns Logo]

                               DAIMLERCHRYSLER


     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Chase Securities Inc. ("Chase Securities") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at 212-834-3720.


                            CHASE SECURITIES INC.

     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Morgan Stanley & Co. Incorporated ("Morgan Stanley") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

     The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Morgan Stanley Syndicate Desk at 212-761-2270.

                           Computational Materials

              DaimlerChrysler Auto Trust 2001-A Retail Auto ABS


                $1,500,000,000 Retail Auto Asset-Backed Notes

                      Chrysler Financial Company L.L.C.
                             Seller and Servicer


                $790,000,000 Class A-2 [ ]% Asset-Backed Notes
                $370,000,000 Class A-3 [ ]% Asset-Backed Notes
                $340,000,000 Class A-4 [ ]% Asset-Backed Notes


                                Computational
                                  Materials

Neither the Issuer of the Notes nor any of its affiliates make any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. The Depositors have not prepared, reviewed or participated in the preparation hereof, are not responsible for the accuracy hereof and have not authorized the dissemination hereof. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212) 723-6171.


     The information contained in the attached materials is referred to as the "Information".

     The attached Term Sheet has been prepared by Chrysler Financial Company L.L.C. ("CFC"). Neither Salomon Smith Barney Inc. ("Salomon") nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The Information contained herein will be superseded by the description of the collateral pool contained in the prospectus supplement relating to the securities.

     The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

     Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at 212-723-6171.

                                DAIMLERCHRYSLER

                       DAIMLERCHRYSLER AUTO TRUST 2001-A

            CHRYSLER FINANCIAL COMPANY L.L.C., Seller and Servicer

                              Subject to Revision
                        Term Sheet dated March 2, 2001

     The trust will issue $1,860,466,000 of securities backed by automobile and light duty truck receivables purchased directly from Chrysler Financial Company L.L.C.

------------------------------------------------------------------------------
                            Total Securities Issued
  ---------------------------------------------------------------------------
                                            Fixed Per Annum
   Security              Principal Amount    Interest Rate       Legal Final
  ---------------------------------------------------------------------------
  A-1 Notes(1)             $300,000,000            %             March 2002
  ...........................................................................
  A-2 Notes                $790,000,000            %            January 2004
  ...........................................................................
  A-3 Notes                $370,000,000            %            January 2005
  ...........................................................................
  A-4 Notes                $340,000,000            %             March 2006
  ...........................................................................
  Certificates(1)          $ 60,466,000          n/a                n/a
  ...........................................................................
(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
                  Initial Credit Enhancement for the Notes(1)

-----------------------------------------------------------------------------------------------------------------
                             ------------------------------------------------------------------------------------
                                                        Certificates(3)
                             Overcollateralization(2)   (Subordinated)       Reserve Fund         Total
                             ------------------------------------------------------------------------------------
Amount                             $65,308,023.62        $60,466,000.00      $4,651,165.00        $130,425,188.62
 .................................................................................................................
Percentage
of Total
Securities                             3.50%                  3.25%             0.25%                   7.00%
 ..................................................................................................................
(1)  The expected excess cash flows generated from the difference between the interest collections on all the receivables (including principal collections allocable to the yield supplement overcollateralization amount) and the sum of the servicing fee, the interest payments on the outstanding securities and required reserve fund deposits could also provide credit enhancement.

(2) The overcollateralization amount does not include the yield supplement overcollateralization amount which is initially $49,225,112.28.

(3)  The certificates do not bear interest.
-----------------------------------------------------------------------------------------------------------------


                               TABLE OF CONTENTS


--------------------------------------------------------------------------------
    -----------------------------------------------------------------------
        Section                                                   Page
    -----------------------------------------------------------------------

    o    TRANSACTION ILLUSTRATION                                      3
    o    PARTIES TO THE TRANSACTION                                    4
    o    SECURITIES ISSUED                                             5
    o    RECEIVABLES POOL                                              5
         -    Composition of the Receivables Pool                      6
         -    New/Used Distribution                                    6
         -    Distribution by APR                                      7
         -    Geographic Distribution                                  8
         -    Selection Criteria                                       9
    o    NET CREDIT LOSS AND DELINQUENCY EXPERIENCE                    9
         -    CFC Net Credit Loss and Repossession Experience         10
         -    CFC Delinquency Experience                              11
    o    PAYMENTS ON THE SECURITIES                                   11
         -    Payment Dates                                           11
         -    Interest Payments                                       11
         -    Principal Payments                                      12
         -    Optional Redemption                                     13
    o    FLOW OF FUNDS                                                13
         -    Sources of Funds Available for Distribution             13
         -    Application of Available Funds                          14
    o    CREDIT ENHANCEMENT                                           15
         -    Overcollateralization                                   15
         -    Excess Interest Collections                             16
         -    Reserve Fund                                            16
         -    Subordinated Certificates                               16
    o    YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT                17
    o    SERVICING                                                    18
         -    Compensation                                            18

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           TRANSACTION ILLUSTRATION

                          on or about March 12, 2001
                           (approximate $ thousands)



                              [GRAPHIC OMITTED]




 ................................................................................
(1) Not being offered publicly or in this document. The certificates are subordinated.
(2)  As set forth on page 17 of this document.
--------------------------------------------------------------------------------

                          PARTIES TO THE TRANSACTION

------------------------------------------------------------------------------------------
     --------------------------------------------------------------------------------
                  Entity                               Description
     --------------------------------------------------------------------------------
     DaimlerChrysler Auto           o    Issuer of the securities
     Trust 2001-A
                                    o    A Delaware business trust

                                    o    Principal office is in Wilmington, Delaware
     ................................................................................
     Chrysler Financial Company     o    Seller of the receivables to the trust
     L.L.C. ("CFC")
                                    o    Servicer of the receivables

                                    o    An indirect wholly-owned subsidiary of
                                         DaimlerChrysler AG

                                    o    A Michigan limited liability company

                                    o    Originator of CFC receivables
     ................................................................................
     Bank One, N.A.(1)              o    Indenture trustee

                                    o    Performs duties for the benefit of the
                                         noteholders
     ................................................................................
     Chase Manhattan                o    Owner trustee
     Bank USA, National
     Association.(1)                o    Performs duties on behalf of the trust and
                                         certificateholders
     ................................................................................
     DaimlerChrysler Retail         o    A special-purpose financing entity
     Receivables LLC
                                    o    A Michigan limited liability company,
                                         formerly named Premier Receivables L.L.C.

                                    o    An indirect wholly-owned subsidiary of CFC

                                    o    Initial holder of the subordinated
                                         certificates

                                    o    Initial owner of rights to
                                         overcollateralization distributions and
                                         residual cash flows
     ................................................................................
     (1)  The seller and its affiliates may maintain normal commercial banking relations with the indenture trustee, the owner trustee and their affiliates.
------------------------------------------------------------------------------------------


                               SECURITIES ISSUED

     The trust will issue $1,860,466,000 of securities, comprised of both notes and certificates.

------------------------------------------------------------------------------
                            Total Securities Issued
  ---------------------------------------------------------------------------
                                            Fixed Per Annum
   Security              Principal Amount    Interest Rate       Legal Final
  ---------------------------------------------------------------------------
  A-1 Notes(1)             $300,000,000            %             March 2002
  ...........................................................................
  A-2 Notes                $790,000,000            %            January 2004
  ...........................................................................
  A-3 Notes                $370,000,000            %            January 2005
  ...........................................................................
  A-4 Notes                $340,000,000            %             March 2006
  ...........................................................................
  Certificates(1)          $ 60,466,000          n/a                n/a
  ...........................................................................
(1) Not being offered publicly or in this document. The certificates are subordinated, bear no interest, and have no maturity date.
------------------------------------------------------------------------------

     Other points to consider include:

o the outstanding principal of each class of notes is due by its maturity date (each a "Legal Final"),

o the offered securities will be issued on or about March 12, 2001 in book-entry form through the facilities of the Depository Trust Company, Clearstream and the Euroclear System, and

o by March 12, 2001, three nationally recognized rating agencies will rate the offered securities in the highest investment rating category.

                               RECEIVABLES POOL

     On March 12, 2001, the trust will use the proceeds from the issuance of the securities to purchase a pool of automobile and light duty truck receivables from the seller. Collections on this pool of receivables will be the trust's principal source of funds for making payments on the securities. The following information about the receivables is as of February 27, 2001 (the "Cut-off Date").

     The receivables pool had the following characteristics:

    ---------------------------------------------------------------------
                      Composition of the Receivables Pool
                            As of February 27, 2001

      Aggregate Principal Balance                    $1,974,999,135.90
    .....................................................................
      Number of Receivables                               123,748
    .....................................................................
      Average Principal Balance                         $15,959.85
    .....................................................................
      Weighted Average APR                                 6.74%
    .....................................................................
      Weighted Average Original Term                   56.26 months
    .....................................................................
      Weighted Average Remaining Term                  51.03 months
    .....................................................................
      As a Percentage of the Aggregate
      Principal Balance:
    .....................................................................
            Receivables with Recourse to Dealers           0.97%
    ---------------------------------------------------------------------

     In addition, as of February 27, 2001, approximately 12.96% of the aggregate principal balance of the receivables was CFC Gold Key Plus Receivables. CFC Gold Key Plus Receivables require a fixed, level monthly payment from the obligor and a final "Fixed Value Payment" which is materially greater than the scheduled monthly payments. The Fixed Value Payment is not included in the aggregate principal balance of the securitized receivables. Collections of finance charges on CFC Gold Key Plus Receivables will be allocated, first, to the finance charges accrued on principal other than the Fixed Value Payment and then to the finance charges on the Fixed Value Payment. Collections of finance charges on the Fixed Value Payment will not be applied to payments on the notes and will be released to DaimlerChrysler Retail Receivables LLC. Liquidation proceeds in respect of a liquidated CFC Gold Key Plus Receivable will be applied, first, to payments due in respect of principal other than its Fixed Value Payment, which proceeds will be available for payments on the notes. Any remaining liquidation proceeds will be applied to payments due in respect of the Fixed Value Payment and will be released to DaimlerChrysler Retail Receivables LLC.

     The receivables pool had the following new vehicle/used vehicle distribution:


   --------------------------------------------------------------------------------------
                 New/Used Distribution of the Receivables Pool
                            As of February 27, 2001

                                                    -------------------------------------
                                                           New                  Used
                                                    -------------------------------------
      Aggregate Principal Balance                   $1,726,008,566.63     $248,990,569.27
      Percentage of Aggregate Principal Balance            87.39%               12.61%
      Number of Receivables                               106,323               17,425
      Percentage of Receivables                            85.92%               14.08%

   --------------------------------------------------------------------------------------


The receivables pool had the following distribution by APR:


------------------------------------------------------------------------------------------------------
                  Distribution by APR of the Receivables Pool
                            As of February 27, 2001

   ------------------------------------------------------------------------------------------------
                               Number of               Aggregate              Percent of Aggregate
         APR Range            Receivables          Principal Balance          Principal Balance(1)
   ------------------------------------------------------------------------------------------------
   0.00% to 5.00%               43,139              $844,404,831.26                   42.8%
   ................................................................................................
   5.01% to 6.00%                4,407                52,678,731.80                    2.7%
   ................................................................................................
   6.01% to 7.00%                4,963                51,096,757.70                    2.6%
   ................................................................................................
   7.01% to 8.00%                6,931                77,696,990.68                    3.9%
   ................................................................................................
   8.01% to 9.00%               13,197               189,390,783.19                    9.6%
   ................................................................................................
   9.01% to 10.00%              12,997               191,023,826.71                    9.7%
   ................................................................................................
   10.01% to 11.00%             11,410               174,100,887.89                    8.8%
   ................................................................................................
   11.01% to 12.00%              9,114               141,822,758.89                    7.2%
   ................................................................................................
   12.01% to 13.00%              6,429                96,442,289.55                    4.9%
   ................................................................................................
   13.01% to 14.00%              4,028                57,028,744.91                    2.9%
   ................................................................................................
   14.01% to 15.00%              2,266                31,627,147.86                    1.6%
   ................................................................................................
   15.01% to 16.00%              1,266                17,229,892.48                    0.9%
   ................................................................................................
   16.01% to 17.00%                916                13,516,637.42                    0.7%
   ................................................................................................
   17.01% to 18.00%              1,106                15,827,162.83                    0.8%
   ................................................................................................
   18.01% to 19.00%                424                 5,980,097.63                    0.3%
   ................................................................................................
   19.01% to 20.00%              1,143                15,002,217.17                    0.8%
   ................................................................................................
   Greater than 20.00%              12                   129,377.93                    0.0%
   ................................................................................................
   Totals                      123,748            $1,974,999,135.90                  100.0%
   ................................................................................................

(1)  Percentages may not add to 100.0% because of rounding.
------------------------------------------------------------------------------------------------------

     The following table lists the ten states with the largest percentage concentration of the aggregate principal balance of the receivables pool based on the physical address of the dealer originating the receivable. No other state accounts for more than 2.5% of the aggregate principal balance of the receivables pool as of February 27, 2001.


--------------------------------------------------------------------------------
                Geographic Distribution of the Receivables Pool
                            As of February 27, 2001
          --------------------------------------------------------------
                                                 Percentage of Aggregate
                 State                             Principal Balance (1)
          --------------------------------------------------------------
          Maryland                                        11.9%
          ..............................................................
          Texas                                           10.7%
          ..............................................................
          Virginia                                        10.0%
          ..............................................................
          California                                       5.2%
          ..............................................................
          Illinois                                         5.2%
          ..............................................................
          Pennsylvania                                     4.5%
          ..............................................................
          Florida                                          3.5%
          ..............................................................
          New York                                         3.3%
          ..............................................................
          Missouri                                         2.7%
          ..............................................................
          New Jersey                                       2.6%
          ..............................................................
          All Other                                       40.4%
          ..............................................................
          Total                                          100.0%
          ..............................................................
          (1)  Percentages may not add to 100.0% because of rounding.
--------------------------------------------------------------------------------

Selection Criteria

     We used the following criteria to select the receivables pool:

o Each receivable was originally purchased by the seller from dealers in the ordinary course of its business.

o    Interest on each receivable is computed using the simple interest method.

o    As of February 27, 2001:

          - no receivable was more than 30 days past due (an account is not considered past due if the amount past due is less than 10% of the scheduled monthly payment);

          -    no receivable was the subject of a bankruptcy proceeding;

          - each receivable had a remaining principal balance of at least $1,000.00; and

          - each receivable had a scheduled maturity on or before February 28, 2007.

The seller believes its selection procedures are not adverse to securityholders.

                  NET CREDIT LOSS AND DELINQUENCY EXPERIENCE

     Net credit loss experience is dependent upon general economic conditions, the number of repossessions, the amount of principal and accrued interest outstanding on the receivable at the time of repossession, and the resale values of the repossessed vehicles.

     The following tables detail the net credit loss, repossession and delinquency experience of CFC's United States portfolio of new and used automobile and light duty truck retail receivables. The information includes:

o an immaterial amount of retail receivables secured by vehicles other than automobiles and light duty trucks, and

o    previously sold contracts which CFC continues to service.

     Unless otherwise indicated, all amounts and percentages are based on estimated gross collections, including principal and interest.

     We cannot assure you that the delinquency, repossession and net credit loss experience on the receivables sold to the trust will be comparable to the following historical experience.

---------------------------------------------------------------------------------------------------------------
                            CFC Net Credit Loss and Repossession Experience

                                                               Year Ended December 31,
                                         -----------------------------------------------------------------
                                            2000          1999           1998          1997         1996
                                         -----------------------------------------------------------------
    Average Portfolio Outstanding          $30,590       $26,191        $23,581       $21,485      $21,062
       During the Period ($ Millions)
    ......................................................................................................
    Average Number of Contracts          2,004,982     1,835,534      1,747,846     1,688,525     1,671,405
       Outstanding During the Period
    ......................................................................................................
    Repossessions as a Percentage of         1.82%         2.16%          2.77%         3.40%         3.82%
       Average Number of Contracts
       Outstanding
    ......................................................................................................
    Net Credit Losses as a Percentage
       of Liquidations (1) (2)               1.77%         1.91%          2.77%         3.36%         3.17%
    ......................................................................................................
    Net Credit Losses as a Percentage        0.78%         0.98%          1.39%         1.80%         1.68%
       of Average Portfolio
       Outstanding (1)
    ......................................................................................................
(1)  Net credit losses are equal to the aggregate of the balances of all receivables which are determined to be uncollectible in the period, less any amounts realized from the sale of repossessed vehicles and any recoveries on receivables charged off in the current or prior periods, net of any disposition expenses and any dealer commissions which CFC failed to recover on receivables that were prepaid or charged off.
(2)  Liquidations represent monthly cash payments and charge-offs which reduce the outstanding balance of a receivable.

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                           CFC Delinquency Experience

                                                               Year Ended December 31,
                                         -----------------------------------------------------------------
                                            2000          1999          1998          1997         1996
                                         -----------------------------------------------------------------
     Portfolio ($ Millions)                $33,776      $27,255       $24,854       $21,879      $21,197
     .....................................................................................................
     Delinquencies as a
     Percentage of the Portfolio
     .....................................................................................................
     31 - 60 Days                             1.53%        1.78%         2.27%         3.24%        3.98%
     .....................................................................................................
     61 Days or More                          0.17%        0.17%         0.20%         0.46%        0.55%
     .....................................................................................................
     Total                                    1.70%        1.95%         2.47%         3.70%        4.53%
     .....................................................................................................
---------------------------------------------------------------------------------------------------------------


                                            PAYMENTS ON THE SECURITIES

Payment Dates

o Interest and principal will be payable on the 6th of each month. If the 6th is not a business day, then interest and principal will be payable on the next business day.

o    The first payment will be on April 6, 2001.

          o Payments will be payable to securityholders of record on the business day before the payment date.

Interest Payments

o The first interest payment will be calculated on the original principal amount of each class of notes at the applicable per annum interest rate.

o Subsequent interest payments will be calculated on the outstanding principal balance of each note class as of the prior payment date (after giving effect to any payment of principal on that date) at the applicable per annum interest rate.

o To calculate interest due on the A-1 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

--------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
      Days in Initial            Days in Subsequent              Day Count
  Interest Accrual Period     Interest Accrual Periods           Convention
  ---------------------------------------------------------------------------
                                 From            To
                             (including)     (excluding)
  ...........................................................................
          25 days               Prior          Current            actual/360
                             payment date    payment date
  ...........................................................................

--------------------------------------------------------------------------------
o To calculate the interest due on the A-2, A-3 and A-4 notes on a payment date, the per annum interest rates will be converted from an annual rate as follows:

--------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
      Days in Initial            For Subsequent Interest        Day Count
  Interest Accrual Period             Accrual Periods           Convention
  ---------------------------------------------------------------------------
          24 days                  1/12th of per annum            30/360
                                      interest rate
  ...........................................................................

--------------------------------------------------------------------------------

o Interest payments on all classes of notes will have the same priority. If the available amount for interest payments, including the balance in the reserve fund, is less than the amount due, each class of notes will receive their pro rata share.

     Refer to the "Flow of Funds" section for information on how the amount available for interest payments is determined. Also refer to the "Credit Enhancement - Reserve Fund" section for information on how the reserve fund may be used to make interest payments.

Principal Payments

o The amount of principal payments on the securities on each payment date will generally equal the amount of principal that was collected on the receivables during the prior calendar month plus Excess Interest Collections minus the overcollateralization distribution amount.

o Principal of each class of notes will generally be repaid over a span of several consecutive months.

o The trust will pay principal sequentially to the earliest maturing class of notes then outstanding until such class is paid in full.

o The certificates will not receive any principal payments until all notes are paid in full.

o The trust is required to pay the outstanding principal of each class of notes by the applicable Legal Final.

o The final principal payment on any class of notes could occur significantly earlier than its Legal Final.

o The rate of principal payment on the notes will increase to the extent Excess Interest Collections are applied to pay note principal.

     Refer to the "Flow of Funds" section for information on how the amount available for principal payments is determined. Refer to the "Credit Enhancement" section for information on Excess Interest Collections.

Optional Redemption

     The servicer will have the option to purchase all of the remaining receivables from the trust when their aggregate principal balance declines to an amount that is less than or equal to 10% of the initial aggregate principal balance of the receivables, or $197,499,914 or less. If the servicer decides to exercise this option, then the outstanding principal amounts of the A-4 notes and the certificates, together with any accrued and unpaid interest, will be repaid in a lump sum payment. The lump sum payment under this optional redemption will shorten the maturity of the A-4 notes and certificates.

                                 FLOW OF FUNDS

Sources of Funds Available for Distribution

     Funds from the following sources may be available to make payments on the securities on each payment date:

o    collections received on the receivables during the prior calendar month,

o net recoveries received during the prior calendar month on receivables that were charged off as losses in prior months,

o investment earnings on the reserve fund received during the prior calendar month,

o    administrative and/or warranty repurchases, and

o    the reserve fund.

Application of Available Funds

     On each monthly payment date the total funds available (except for the reserve fund) will be distributed in the following order of priority:

--------------------------------------------------------------------------------

                             Monthly Flow of Funds

             ----------------------------------------------------
                               pay servicing fee
             ----------------------------------------------------

             ----------------------------------------------------
                       pay accrued interest on the notes
             ----------------------------------------------------

             ----------------------------------------------------
                            replenish reserve fund,
                    if necessary, up to the initial amount
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-1 notes
             ----------------------------------------------------

             ----------------------------------------------------
                         pay the overcollateralization
                        distribution amount, if any, to
                    DaimlerChrysler Retail Receivables LLC
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-2 notes
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-3 notes
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                            amount of the A-4 notes
             ----------------------------------------------------

             ----------------------------------------------------
                      pay up to the outstanding principal
                          amount of the certificates
             ----------------------------------------------------

             ----------------------------------------------------
                   distribute remaining balance, if any, to
                    DaimlerChrysler Retail Receivables LLC
             ----------------------------------------------------

--------------------------------------------------------------------------------

                              CREDIT ENHANCEMENT

     The following forms of credit enhancement are intended to enhance the likelihood of full payment of principal and interest due to the noteholders and to decrease the likelihood that the noteholders will experience losses of principal or interest on their notes.

Overcollateralization

     Overcollateralization is represented by the amount by which (i) the principal balance of receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities. The initial overcollateralization amount of $65,308,023.62 is equal to the initial receivables balance of $1,974,999,135.90 minus the initial yield supplement overcollateralization amount of $49,225,112.28 minus the initial principal amount of the securities of $1,860,466,000.00. This excess collateral is intended to protect noteholders from losses on the receivables.

     The Trust will attempt to maintain an overcollateralization amount (i.e., the amount by which (i) the principal balance of the receivables minus the yield supplement overcollateralization amount exceeds (ii) the principal balance of the securities) at least equal to 4.00% of the amount equal to (x) the principal balance of the receivables as of the prior calendar month end minus (y) the yield supplement overcollateralization amount for that payment date. Once the Class A-1 Notes are paid in full, total funds available (except funds in the reserve fund) after paying the servicing fee, accrued and unpaid interest on the notes and any reserve fund deposit will be applied (i) to the payment of principal of the securities and (ii) to pay the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC. As illustrated in the "Application of Available Funds" section, the trust may begin making payments of the overcollateralization distribution amount to DaimlerChrysler Retail Receivables LLC on the same payment date on which the A-1 notes are paid in full. No overcollateralization distribution will be made in any month in which the balance of the reserve fund is below $4,651,165.00. The overcollateralization distribution amount to be distributed on each payment date will be the greater of:

     (i)  $0.00
     Or
     (ii) the lesser of (a) D - [S - (P x 96.00%)] or (b) D minus the A-1 notes balance immediately prior to the current payment date where:

             Total funds available          (                accrued                  )
   D =     for distribution (except  minus  (servicing  +  interest on  +   reserve   )
             for the reserve fund)          (   fee         the notes     fund deposit)

   S = The outstanding principal amount of the securities as of the prior payment date, after giving effect to payments made on that date

   P = The outstanding principal balance of the receivables as of the prior calendar month end minus the YSOA for that payment date.

   YSOA = For each payment date, the amount set forth in the table under "Yield Supplement Overcollateralization Amount".

Excess Interest Collections

     "Excess Interest Collections" are generally equal to (A) the sum of (i) interest collections received on the receivables during the prior calendar month, (ii) principal collections attributable to the reduction in the yield supplement overcollateralization amount from the prior payment date and (iii) investment earnings on the reserve fund received during the prior calendar month minus (B) the sum of (i) the servicing fee for the prior calendar month,
(ii) accrued interest on the notes, and (iii) the amount, if any, required to replenish the reserve fund to $4,651,165.00.

     Excess Interest Collections provide an additional form of credit enhancement since they will be applied to the payment of principal of the securities to the extent described above under the "Flow of Funds - Application of Available Funds" section.

     If credit losses on receivables and delinquent receivables decrease the amount of interest collections received on the receivables in a month, Excess Interest Collections will be reduced or eliminated for such month.

Reserve Fund

o On March 12, 2001, the seller will provide funds from the proceeds of its sale of receivables to establish a $4,651,165.00 reserve fund.

o The indenture trustee will hold the reserve fund for the benefit of the noteholders.

o The reserve fund will be invested in high quality, short term investments which mature on or prior to each monthly payment date.

o If the total funds available for distribution minus the servicing fee is less than accrued interest on the notes, the reserve fund will be available to make interest payments.

o If a class of notes has not been paid in full on its Legal Final, the reserve fund will be applied to the payment of principal for that class of notes.

o If the aggregate outstanding principal amount of the notes exceeds the outstanding principal balance of the receivables as of the prior calendar month end, the reserve fund will be applied to the payment of principal of the notes.

o As illustrated in the "Flow of Funds" section above, on each payment date the reserve fund will be reinstated up to the initial balance to the extent funds are available.

o After full payment of all accrued interest on the notes and the outstanding principal balance of the securities, the reserve fund will be distributed to DaimlerChrysler Retail Receivables LLC.

Subordinated Certificates

     As additional credit enhancement, the certificates do not bear interest and will not receive any principal payments until the notes are paid in full. The payments on the certificates are subordinated to payments on the notes to decrease the likelihood that the trust will default in making payments due on the notes.

                 YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

     The sum of the servicing fee rate and the weighted average interest rate of the notes will exceed, on the date of issuance of the notes, and is expected to continue to exceed the weighted average APR of the Receivables. The yield supplement overcollateralization amount is intended to compensate for such negative differential.

     "Yield Supplement Overcollateralization Amount" means, with respect to any payment date, the amount specified below with respect to such payment date:
Closing Date...................            $49,225,112.28       March 2004...................         $4,660,621.71
April 2001.....................             47,281,658.04       April 2004...................          4,159,829.15
May 2001.......................             45,377,056.94       May 2004.....................          3,689,660.61
June 2001......................             43,511,489.78       June 2004....................          3,250,156.52
July 2001......................             41,685,061.55       July 2004....................          2,841,333.99
August 2001....................             39,897,722.29       August 2004..................          2,463,268.02
September 2001.................             38,149,665.63       September 2004...............          2,116,071.77
October 2001...................             36,441,085.99       October 2004.................          1,799,843.24
November 2001..................             34,772,178.63       November 2004................          1,514,673.59
December 2001..................             33,143,139.62       December 2004................          1,260,403.76
January 2002...................             31,554,165.88       January 2005.................          1,036,604.03
February 2002..................             30,005,455.13       February 2005................            842,679.47
March 2002.....................             28,497,205.93       March 2005...................            677,949.33
April 2002.....................             27,029,599.07       April 2005...................            540,784.43
May 2002.......................             25,602,797.49       May 2005.....................            427,271.97
June 2002......................             24,216,985.46       June 2005....................            332,105.34
July 2002......................             22,872,323.38       July 2005....................            250,389.06
August 2002....................             21,568,954.04       August 2005..................            180,707.79
September 2002.................             20,306,985.48       September 2005...............            122,901.42
October 2002...................             19,086,574.31       October 2005.................             76,872.63
November 2002..................             17,907,870.03       November 2005................             42,344.55
December 2002..................             16,771,019.06       December 2005................             18,884.66
January 2003...................             15,676,181.97       January 2006.................              6,238.18
February 2003..................             14,623,478.14       February 2006................              1,471.28
March 2003.....................             13,612,855.64       March 2006...................                  0.91
April 2003.....................             12,643,880.41       April 2006...................                  0.68
May 2003.......................             11,715,815.15       May 2006.....................                  0.49
June 2003......................             10,828,768.27       June 2006....................                  0.33
July 2003......................              9,982,819.36       July 2006....................                  0.20
August 2003....................              9,177,917.65       August 2006..................                  0.10
September 2003.................              8,414,063.34       September 2006...............                  0.03
October 2003...................              7,691,263.86       October 2006.................                  0.00
November 2003..................              7,008,943.36
December 2003..................              6,365,815.41
January 2004...................              5,761,054.82
February 2004..................              5,193,619.79


     The yield supplement overcollateralization amount has been calculated for each payment date as the sum of the amount for each Receivable equal to the excess, if any, of

     o the scheduled payment due on such Receivable for each future collection period discounted to present value as of the end of the preceding collection period at the APR of such Receivable, over

     o the scheduled payments due on the Receivable for each future collection period discounted to present value as of the end of the preceding collection period at 4.75%.

     For purposes of such calculation, future scheduled payments on the Receivables are assumed to be made on their scheduled due dates without any delays, defaults or prepayments.

                                   SERVICING

Compensation

     o    The servicer will be compensated on a monthly basis.

     o The first servicing fee will be calculated on the original principal amount of the receivables at 1/12th of 1% per month.

     o For the first servicing fee calculation, the per annum servicing fee rate will be converted from an annual rate using the number of days from February 27, 2001 to March 31, 2001 on a 30/360 basis, or 34 days.

     o Subsequent servicing fees will be calculated on the principal balance of the receivables as of the first day of the prior calendar month at 1/12th of 1%.

     o As illustrated in the "Flow of Funds" section above, the servicing fee will be paid out of the total funds available for distribution each month.